                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 1, 1995, is entered into by and among United Auto Group, Inc., a Delaware corporation (the "Company"), and each of the parties listed on Schedule I hereto.

          WHEREAS, pursuant to the terms of the Shareholders' Agreement, (the "Shareholders Agreement"), dated as of August 1, 1995, among the Company, United Landers, Inc., a Delaware corporation, Landers Auto Sales, Inc., an Arkansas corporation ("Auto Sales"), Steve Landers and John Landers (collectively referred herein as the "Landers"), and certain other parties named therein, in the event of an underwritten public offering of the Company's common stock, par value $0.0001 per share (the "Common Stock"), the Landers will be required to exchange their shares of common stock, no par value, of Auto Sales for shares (the "Landers Shares") of Common Stock;

          WHEREAS, the Company has agreed to grant the Landers certain rights to have shares of Common Stock registered under the Securities Act of 1933, as amended (the "1933 Act");

          WHEREAS, pursuant to the terms of the Master Agreement (the "DiFeo Master Agreement"), dated as of March 17, 1992, as amended, among the Company, Samuel X. DiFeo, Joseph DiFeo (Samuel X. DiFeo and Joseph DiFeo are collectively referred to herein as the "DiFeos"), and certain other parties named therein, in the event of an underwritten public offering of the Common Stock, certain entities owned by the DiFeos (the "DiFeo Entities") will be required to exchange their interests in certain partnerships for shares (the "DiFeo Shares") of Common Stock (the "DiFeo Exchange");

          WHEREAS, pursuant to the terms of the DiFeo Master Agreement, the Company has previously agreed to grant to the DiFeo Entities upon consummation of the DiFeo Exchange certain rights to have shares of Common Stock registered under the 1933 Act and it is contemplated that the DiFeo will enter into this Agreement;

          WHEREAS, it is contemplated by the Company that as a result of ventures with or acquisitions of certain persons or entities (the "Venture Shareholders") after the date hereof, the Company will grant certain rights to the Venture Shareholders to have shares of Common Stock registered under the 1933 Act; and

          WHEREAS, the Company, the Landers, the DiFeos and the DiFeo Entities desire to integrate the registration rights held or to be held by the Landers, the DiFeo Entities and the Venture Shareholders and to supersede in their entirety any registration rights previously granted to the DiFeo Entities;

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1.  REGISTRATION RIGHTS

          1.1  DEFINITIONS

          As used in this Section 1:

          (a) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

          (b)  the term "Registrable Securities" means (A) the Landers Shares,
(B) the DiFeo Shares, (C) any shares of Common Stock which the Landers (or an Affiliate (as defined below) thereof) or the DiFeos (or an Affiliate thereof) may hereafter acquire, (D) any shares of Common Stock hereafter issued to or acquired by a person or entity deemed by the Company to be a Venture Shareholder for purposes hereunder and included at such time on Schedule I hereto, and (E) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clauses (A)-(D) above;

          (c) the term "Holder" means any person owning or having the right to acquire Registrable Securities;

          (d) the term "Prior Holder" means any person or entity who has previously been or will be granted rights pursuant to either the Registration Rights Agreement, dated as of October 15, 1993, among the Company and certain parties named therein (the "Registration Rights Agreement"), or the warrants (the "Investor Warrants") to purchase Common Stock issued pursuant to the Securities Purchase Agreements, to be entered into on or prior to November 30, 1995, among the Company and certain investors, such Securities Purchase Agreements to be substantially in the form thereof dated August 10, 1995 but incorporating the terms of that certain Supplement to Summary of Selected Terms and containing such other terms not inconsistent with such Supplement as may be agreed to by the parties to such Securities Purchase Agreements (the Registration Rights

Agreement and the Investor Warrants are collectively referred to herein as the "Prior Registration Rights Agreements") to have shares of Common Stock registered under the 1933 Act, either in respect of issued shares of Common Stock or shares of Common Stock to be issued upon conversion of outstanding securities of the Company;

          (e) the number of shares of "Registrable Securities then outstanding" shall be determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which upon issuance would be, Registrable Securities;

          (f) the term "Affiliate" of a specified person means a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified, and in the case of a specified person who is a natural person, his spouse, his issue, his parents, his estate and any trust entirely for the benefit of his spouse and/or issue. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise; and

          (g) the term "UAG IPO" means a Qualified Public Offering (as such term is defined in UAG's Restated Certificate of Incorporation as in effect on the date hereof) or the completion of a sale of capital stock of UAG (or a subsidiary of UAG) pursuant to a registration statement which has become effective under the Securities Act and which has been deemed to be a Qualified Public Offering by the holders of a majority of the outstanding shares of the Class A Preferred Stock, par value $0.0001 per share, of UAG.

          1.2  REQUESTED REGISTRATION

          (a) REQUEST FOR REGISTRATION. If, after one year following the UAG IPO, the Company shall receive a written request from the Holder or Holders of in excess of 66 2/3% of the Registrable Securities then outstanding and entitled to registration rights under this Section 1 (the "Initiating Holders") that the Company effect the registration under the 1993 Act with respect to all or a part of the Registrable Securities, the Company will, within five days of the receipt thereof, give written notice of such request to all Holders and shall within ninety (90) days of its receipt of such written request, file a registration statement on a form deemed appropriate by the

Company's counsel with the Securities and Exchange Commission (the "SEC") covering all the Registrable Securities which the Holders shall in writing request (given within twenty (20) days of receipt of the notice given by the Company pursuant to this Section 1.2(a)) to be included in such registration and the Company shall use its best efforts to cause such registration statement to become effective.

          The Company shall not be obligated to effect such registration pursuant to this Section 1.2(a) hereof (A) after the Company already has effected one (1) such registration pursuant to this Section 1.2(a) and such registration has been declared or ordered effective, (B) if a registration statement filed by the Company has been declared or ordered effective within fifteen (15) months prior to the receipt of a written request from a Holder or Holders under this Section 1.2(a), (C) if the Company shall be required by the SEC or any state securities authority to have an audit of any of its interim financial statements prepared in order to have a registration statement declared effective, unless the Holders shall agree in writing to bear the expense of such audit in full, (D) if in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed (in which case the Company shall have the right to defer such filing for a period of not more that 180 days after receipt of the request of the Initiating Holders), or
(E) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act or applicable rules or regulations thereunder. It is expressly agreed that nothing contained in this Section 1.2(a) shall give any Holder the right to have the disposition of its Registrable Securities effected by means of an underwritten offering.

          The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 1.2(b) below, include other securities of the Company for its own account or which are held by officers or directors of the Company or persons or entities who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (the "Other Shareholders").

          (b) UNDERWRITING. If the Initiating Holders desire to distribute the Registrable Securities covered by such request by means of an underwriting, they shall so advise the Company as a part of such request made pursuant to Section 1.2(a). If the Company approves of such request, it shall select an investment

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banking firm as underwriter of such requested registration.  The right of any
Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

          If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to this
Section 1.2, or if Other Shareholders request such inclusion, the Holders shall offer to include the securities of such officers, directors and Other Shareholders in the underwriting and may condition such offer upon their participation in the underwriting and on their acceptance of the further applicable provisions of this Section 1.

          The Holders shall (together with the Company, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company as provided above, but the Company shall not be required to pay any commission to the underwriter in respect of the sale of Registrable Securities. Subject to the rights of the Prior Holders contained in the Prior Registration Rights Agreements, notwithstanding any other provision of this
Section 1.2, if the representative of the underwriters determines that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors of the Company and the securities held by Other Shareholders shall be excluded from the underwriting by reason of the underwriters' marketing limitation to the extent so required by such limitation. If a further limitation is required, the Company shall so advise all Holders requesting inclusion in such offering, and, subject to the rights of the Prior Holders contained in the Prior Registration Rights Agreements, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held (or entitled to be held upon conversion) by each such Holder at the time of filing the registration statement. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating

Holders. The securities so withdrawn shall also be withdrawn from registration; PROVIDED, HOWEVER, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to a maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 1.2(b). If the representative of the underwriters has not limited the number of Registrable Securities, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (c)  ASSIGNMENT.  The registration rights granted pursuant to this
Section 1.2 may be assigned, in whole but not in part, to any transferee of all of the Registrable Securities held by the transferring Holder.

          1.3  COMPANY REGISTRATION

          (a) INCLUSION IN REGISTRATION. If, after one year following the UAG IPO, the Company shall determine to register any of its shares of Common Stock on a form (other than for the registration of securities to be offered and sold by the Company on any registration form which does not permit secondary sales or pursuant to (i) an employee benefit plan, (ii) a dividend or interest reinvestment plan, (iii) other similar plans or (iv) reclassifications of securities, mergers, consolidations and acquisitions of assets) which would permit the registration of any Registrable Securities, or the Company shall be requested to register any of its shares of Common Stock by any holder of any securities entitled to registration upon such request (other than the Holders or their nominees), the Company will:

               (i) promptly give to the Holders written notice thereof (which shall include a list of the jurisdictions, if any, in which the Company intends to qualify such shares of Common Stock under the applicable blue sky or other state securities laws); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by each of the Holders, within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above; PROVIDED, HOWEVER, that if the offering is underwritten and relates only to shares of Common Stock to be sold by the Company and the Holders are advised in writing by the managing underwriter that the sale of Registrable Securities by the Holders will, due to market conditions, adversely affect such underwriting, the Holders shall not sell any of their Registrable Securities included therein until such time as the managing underwriter may permit.

The Company shall be under no obligation to complete any offering of the shares of Common Stock it proposes to make and shall incur no liability to any Holder for its failure to do so.

          (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a). In such event the right of the Holders to registration pursuant to the Section 1.3 shall be conditioned upon the Holders' participation in such underwriting and the inclusion of the Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders shall (together with the Company, officers, directors and the Other Shareholders distributing their shares of Common Stock through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company and shall deliver all documents and opinions required to be delivered thereunder in respect of their participation as selling shareholders. Subject to the rights of the Prior Holders contained in the Prior Registration Rights Agreements, notwithstanding any other provision of this Section 1.3, if the representative of the underwriters determines that marketing factors require a limitation on the number of shares of Common Stock to be underwritten, then the Company shall include in the underwriting only that number of shares, including Registrable Securities, which the representative believes will not jeopardize the success of the offering (the shares so included to be apportioned as follows: first, all shares which stockholders other than the Holders and the Prior Holders seek to include in the offering shall be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required, then the number of shares held by Holders and the Prior Holders that may be included in the underwriting shall be apportioned PRO RATA among the selling Holders and the Prior Holders according to the total amount of Registrable Securities and shares entitled to be included therein owned by each selling Holder and Prior Holder, respectively, or in such other apportions as shall be mutually agreed to by such selling Holders and Prior Holders). If any of the Holders or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the representative of the underwriters. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the registration of which the Company gives notice pursuant to Section 1.3(a) hereof is a best efforts underwritten public offering on behalf of the Company, any public sales of Registrable Securities of the Holders included therein shall not commence until the earlier of: (i) ninety (90) days after the effective date thereof, (ii) the completion of the sale of all shares of Common Stock being sold for the account of the Company, or (iii) the receipt by the Company of a letter from the representative of the underwriters advising that all or a portion of the Registrable Securities of the Holders could be sold prior to the dates set forth in the foregoing clauses (i) and (ii) without adversely affecting the marketability or price of the shares offered by the Company.

          (c) NUMBER; NO ASSIGNMENT. The Holders shall be entitled to have their shares included in an unlimited number of registrations pursuant to this
Section 1.3. The registration rights granted pursuant to this Section 1.3 shall not be assignable, whether in whole or in part.

          1.4  EXPENSES OF REGISTRATION

          Except as otherwise provided herein, in connection with a registration pursuant to this Section 1, the Company shall pay all registration, filing and qualification fees, accounting fees and printing expenses of the Company, reasonable fees and disbursements of counsel for the Company and the reasonable fees and expenses of one counsel for the selling Holders. All (i) underwriting discounts and commissions, (ii) filing fees or other expenses directly and solely resulting from the inclusion of the Holders' Registrable Securities in a registration pursuant to Section 1.3 hereof, (iii) stock transfer taxes incurred in respect of the Registrable Securities being sold, and (iv) legal and accounting fees, expenses and disbursements of the Holders (except as set forth above), shall be borne and paid ratably by the Holders of the Registrable Securities included in any such registration.

          1.5  REGISTRATION PROCEDURES

          In the case of each registration effected by the Company pursuant to this Section 1, the Company shall:

          (i) keep such registration effective for a period of one hundred twenty (120) days or until each Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (ii) furnish each Holder copies of any Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto, as any Holder may from time to time reasonably request;

          (iii) prepare and promptly file with the SEC and promptly notify each Holder of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and use its best efforts to qualify as soon as reasonably practicable the Registrable Securities included in the Registration Statement for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by any Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions; and

          (iv) use its best efforts to qualify as soon as reasonably practicable the Registrable Securities included in the Registration Statement for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by any Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions.

          1.6  DELAY OF REGISTRATION

          No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

          1.7  INDEMNIFICATION

          (a) The Company shall indemnify each Holder offering Registrable Securities for sale pursuant to each registration that has been effected pursuant to this Section 1 against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the 1933 Act, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company shall pay for only one firm of counsel for all such Holders and the Company shall not be liable to a Holder in any such case (i) to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon information furnished to the Company by such Holder or the underwriter of any such Holder and stated to be specifically for use therein or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution on behalf of such Holder), such untrue statement or omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person or entity asserting any such loss, claim, damage or liability.

          (b) Each of the Holders shall, if Registrable Securities held by them are included in the securities as to which such registration is being effected, severally indemnify the Company, each of its directors and officers who sign such registration statement, each Affiliate of the Company, each underwriter, if any, of the Company's securities covered by such registration statement, each other Holder and each other security holder whose securities are included in such registration, and each Affiliate thereof against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement under which such Registrable

Securities were registered under the 1933 Act, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, employees, Affiliates, other Holders or security holders or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement in reliance upon and in conformity with information furnished to the Company by such Holder and stated to be specifically for use therein.

          (c) Each party entitled to indemnification under this Section 1 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and any claim or any litigation resulting therefrom. In case any action is brought against an Indemnified Party, and it notifies the Indemnifying Parties of the commencement thereof, the Indemnifying Party will be entitled to participate in and, to the extent it so determines, assume the defense thereof; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense. After notice from the Indemnifying Party of its election to so assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          1.8  LOCKUP AGREEMENT

          In consideration for the Company agreeing to its obligations under this Section 1, each Holder agrees in connection with the initial registration (other than for the registration of securities to be offered and sold by the Company on any registration form which does not permit secondary sales or pursuant to (i) an employee benefit plan, (ii) a dividend or interest reinvestment plan, (iii) other similar plans or (iv) reclassifications of securities, mergers, consolidations and acquisitions of assets) of the Company's securities, upon the request of the Company's underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as the Company or the underwriters may specify.

          1.9  INFORMATION ABOUT THE PURCHASERS

          Each Holder shall promptly furnish to the Company such information regarding itself, its Affiliates or subsidiaries and the distribution proposed by it as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this
Section 1.

          1.10  CONDITIONS TO REGISTRATION

          As a condition to the Company's obligation hereunder to cause a registration statement to be filed or Registrable Securities to be included in a registration statement, each Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration. In addition, the Company shall not be obligated to file a registration statement or to include Registrable Securities in a registration statement hereunder as to any Holder, (i) if the Company shall have received opinions of counsel reasonably satisfactory to such Holder and the Company to the effect that the proposed disposition of such Registrable Securities by such Holder may be effected without registration under the 1933 Act or (ii) to the extent such Registrable Securities can then be sold during a single three month period pursuant to Rule 144 under the 1933 Act.

          1.11  RULE 144

          With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the restricted securities to the public without registration, the Company agrees to (a) make and keep public information available as those terms are understood and defined in Rule 144 under the 1933 Act at all times from and after ninety (90) days following the closing date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public, and (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act at any time after it has become subject to such reporting requirements.

          1.12  RIGHTS GRANTED TO VENTURE SHAREHOLDERS

          Any person or entity deemed by the Company to be a Venture Shareholder for purposes of this Agreement and to whom rights under this Agreement are granted shall, as a condition to such grant, deliver to the Company a written instrument by which such person or entity agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such person or entity were a Holder under this Agreement.

          SECTION 2. WAIVER OF PRIOR REGISTRATION RIGHTS AND AMENDMENT OF PRIOR AGREEMENTS

          The DiFeos and the DiFeo Entities hereby waive any and all registration rights granted them under agreements entered into prior to the date hereof, including without limitation the DiFeo Master Agreement, and further agree that all such prior agreements are amended to delete in their entirety the provisions concerning registration rights therein contained.

          SECTION 3.  ASSIGNABILITY

          This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

          SECTION 4.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          SECTION 5.  AMENDMENT

          Any modification, amendment or waiver of this Agreement or any provision hereof shall be in writing and executed by Holders of not less than 66 2/3% of the Registrable Securities PROVIDED, HOWEVER, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities.

          SECTION 6.  LEGEND

          Each certificate representing Registrable Securities shall state therein:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 1, 1995 BY AND AMONG UNITED AUTO

          GROUP, INC. (THE "COMPANY") AND CERTAIN STOCKHOLDERS OF THE COMPANY NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

          SECTION 7.  NOTICES

          All notices, requests, consents and demands shall be in writing and shall be personally delivered, mailed, postage prepaid, telecopied or telegraphed or delivered by any nationally recognized overnight delivery service to the company at:

               to the Company:

               United Auto Group, Inc.
               374 Park Avenue
               New York, New York 10022
               Fax number: (212) 223-5148
               Attn:  George G. Lowrance,
                      Executive Vice President and
                        General Counsel

and to each Holder at such address as shall be furnished in writing to the Company. All such notices, requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepared), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied or delivered by any nationally recognized overnight delivery service, shall be effective upon actual receipt.

          SECTION 8.  COUNTERPARTS

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the Company and each of the undersigned parties has executed this Agreement effective for all purposes as of the date first above written.


                         UNITED AUTO GROUP, INC.



                         By: /s/Carl Spielvogel
                             -------------------------------
                         Its: Chairman & CEO
                             -------------------------------


                         /s/Steve Landers
                         -----------------------------------
                         Steve Landers


                         /s/John Landers
                         -----------------------------------
                         John Landers




                         -----------------------------------
                         Samuel X. DiFeo




                         -----------------------------------
                         Joseph DiFeo

                         THE DIFEO ENTITIES:

                         FAIR CADILLAC-OLDSMOBILE CORP.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------

                         FAIR CHEVROLET CORP.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         FAIR INFINITI, INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         DIFEO AUTO CENTER INC. (D/B/A)
                         DIFEO MAZDA)



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         DIFEO LEASING CORPORATION



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         SOMERSET MOTORS INC. (D/B/A)
                         DIFEO LEXUS)



                         By:
                             -------------------------------
                         Its:
                             -------------------------------

                         GATEWAY OLDSMOBILE INC. (D/B/A
                         DIFEO VOLKSWAGEN OF BRIDGEWATER)



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         DIFEO B.M.W., INC.


                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         COUNTY AUTO GROUP, INC. (D/B/A
                         COUNTY TOYOTA)



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         ROCKLAND MOTORS CORP. (D/B/A
                         ROCKLAND MITSUBISHI)



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         DIFEO HYUNDAI INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------

                         J & F OLDSMOBILE CORP.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         DIFEO SUBARU INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         DIFEO JEEP-EAGLE INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         DIFEO IMPORTS INC. (D/B/A
                         JERSEY CITY MITSUBISHI)



                         By:
                             -------------------------------
                         Its:
                             -------------------------------

                         DIFEO BUICK INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         FAIR IMPORTS CORP. (D/B/A FAIR
                         ACURA)



                         By:
                             -------------------------------
                         Its:

                             -------------------------------


                         FAIR HYUNDAI CORP.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         FAIR MOTORS CORP.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------


                         DANBURY-MT. KISCO SATURN CORP.
                         (D/B/A SATURN OF DANBURY)



                         By:
                             -------------------------------
                         Its:
                             -------------------------------

                         HUDSON TOYOTA INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------



                         DIFEO VOLKSWAGEN INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------



                         NORTH JERSEY MANHATTAN SATURN CORP.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------



                         JS1, INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------



                         JS2, INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------

                         JS4, INC.



                         By:
                             -------------------------------
                         Its:
                             -------------------------------

                                   SCHEDULE I



                             Schedule of Registrable
                                   SECURITIES



                    Number of Shares of
                     Common Stock Held and
Holder                Type of security
------              ----------------------

Steve Landers       (to be determined)

John Landers        (to be determined)

Samuel X. DiFeo     (to be determined)

Joseph DiFeo        (to be determined)

     Pursuant to Section 1.12 of the Registration Rights Agreement, dated as of August 1, 1995, among United Auto Group, Inc. and each of the parties listed on
Schedule I thereto (the "Agreement"), the undersigned hereby agrees, as of August 31, 1996, to become a party to the Agreement and to be subject to the rights and obligations of Holders (as defined in the Agreement) under the Agreement to the same extent as if the undersigned were a Holder under the Agreement.



                                   -----------------------
                                   John R. Smith



Accepted and agreed to
 as of August 31, 1996:

UNITED AUTO GROUP, INC.



By:
   ----------------------
   Name:
   Title: